EXHIBIT 10.22.5.14.1

After recording, return to:

Winstead PC

2728 N. Harwood St., Suite 500

Dallas, Texas 75201

Attn: Bee Archaphorn

Caddo County, Oklahoma	Lincoln County, Oklahoma
Comanche County, Oklahoma	Logan County, Oklahoma
Dewey County, Oklahoma	Major County, Oklahoma
Garfield County, Oklahoma	Noble County, Oklahoma
Grant County, Oklahoma	Roger Mills County, Oklahoma
Harper County, Oklahoma	Woodward County, Oklahoma
Kingfisher County, Oklahoma

FIRST AMENDMENT TO AMENDED, RESTATED AND

CONSOLIDATED MORTGAGE OF OIL

AND GAS PROPERTY, SECURITY AGREEMENT,

ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT

KNOW ALL MEN BY THESE PRESENTS:

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE OF OIL AND GAS PROPERTY, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of December 20, 2021, between PRIMEENERGY RESOURCES CORPORATION, a Delaware corporation, formerly known as PrimeEnergy Corporation (“Prime”) and PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation (“PEMC,” and Prime and PEMC herein, individually and collectively, “Mortgagor”), and CITIBANK, N.A., as Administrative Agent for the benefit of the Secured Parties (in such capacity and together with its successors and assigns in such capacity, “Mortgagee”).

R E C I T A L S

A. Mortgagor has heretofore executed and delivered that certain Amended, Restated and Consolidated Mortgage of Oil and Gas Property, Security Agreement, Assignment of Production and Financing Statement set forth in Schedule 1 attached hereto (collectively, the “Original Mortgage”) , covering the real property described on Exhibit A hereto, and securing the indebtedness as described therein, to PNC BANK, NATIONAL ASSOCIATION, successor to BBVA USA, which was formerly known as Compass Bank, in its capacity as administrative agent for the Secured Parties and original beneficiary under the Original Mortgage (in such capacity, the “Original Mortgagee”).

B. The Original Mortgage secures, among other things, the payment of all of the indebtedness owed by Mortgagor under that certain Third Amended and Restated Credit Agreement dated as of February 15, 2017, by and among Borrower, Original Mortgagee as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement), including without limitation the “Secured Obligations” as therein defined.

FIRST AMENDMENT – Page 1

C. Pursuant to that certain Resignation and Appointment Agreement dated as of December 20, 2021, the Original Mortgagee agreed to resign as administrative agent under the Credit Agreement and the other Loan Documents, and Citibank, N.A., has agreed to accept appointment as successor administrative agent thereunder (in such capacity, the “Successor Administrative Agent” or “Administrative Agent”, as applicable).

D. In connection with the foregoing, Mortgagee, Original Mortgagee, Borrower and Lenders have amended the Credit Agreement pursuant to the terms of the Seventh Amendment to Third Amended and Restated Credit Agreement between the parties dated as of December 20, 2021, and the parties hereto desire to amend the Original Mortgage as hereafter provided.

NOW THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor does hereby grant, bargain, sell, assign, mortgage with power of sale, transfer, and convey unto Mortgagee, with power of sale, the Mortgaged Properties (as defined in the Original Mortgage), to have and to hold such Mortgaged Properties unto Mortgagee and its successors and assigns, and the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Mortgage shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.

2. Amendments to Original Mortgage.

(a) Each reference to “Compass Bank” in the Original Mortgage is hereby deleted and the reference to “Citibank, N.A.” is hereby inserted in lieu thereof.

(b) The address of the Mortgagee set forth in cover page of the Original Mortgage is hereby amended to read as “2001 Ross Ave, Ste 4300, Dallas, TX 75201.”

(c) The address set forth in Section 4.2 of the Original Mortgage is hereby amended to read in its entirety as follows:

Citibank, N.A., as Administrative Agent

2001 Ross Ave, Ste 4300

Dallas, TX 75201

(d) The notice information for Mortgagee set forth in Section 6.9 of the Original Mortgage is hereby amended to read in its entirety as follows:

If to Mortgagee:	Citibank, N.A., as Administrative Agent 2001 Ross Ave, Ste 4300 Dallas, TX 75201

FIRST AMENDMENT – Page 2

3. Certain Representations. Mortgagor represents and warrants that, as of the date hereof: (a) Mortgagor has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Mortgagor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution and delivery by Mortgagor of this Amendment, or the performance of this Amendment.

4. Ratification and Confirmation. It is expressly agreed that the execution of this Amendment shall not alter or otherwise affect the terms, provisions and conditions of the Original Mortgage EXCEPT as expressly set out above. Mortgagor hereby RATIFIES, CONFIRMS AND AGREES that (a) the Original Mortgage, as amended hereby, shall continue to be in full force and effect to the same extent as provided therein, and (b) the “Secured Obligations” as defined in the Credit Agreement, including without limitation the Notes as defined in the Credit Agreement, are secured by the Original Mortgage, as amended hereby.

5. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Mortgage, or (b) to prejudice any right or rights which Mortgagee now has or may have in the future under or in connection with the Original Mortgage, as amended hereby, or any of the other documents referred to herein or therein.

6. Effect of Amendment; Conflicts. This Amendment shall be construed as, and is hereby made a part of, the Original Mortgage, and such instruments (the Original Mortgage and this Amendment) shall be construed and interpreted together as a single instrument, excepting only that in the case of any inconsistency which cannot be reconciled, the terms of this Amendment shall be controlling.

7. Incorporation of Certain Provisions by Reference. The provisions of Section 6.10 of the Original Mortgage captioned “Governing Law” are incorporated herein by reference for all purposes.

8. Continued Effect of Original Mortgage. Nothing in this Amendment shall be construed as in any way releasing, affecting or impairing the lien created by the Original Mortgage against the oil and gas properties described therein. The Original Mortgage shall continue to be in full force and effect against all of the oil and gas properties described therein in order to secure the payment and performance of the indebtedness and obligations secured by the Original Mortgage.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

10. Entirety. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE ORIGINAL MORTGAGE) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

FIRST AMENDMENT – Page 3

11. Miscellaneous. This Amendment shall be considered as an amendment to and ratification of the Original Mortgage, and the Original Mortgage, as herein expressly amended, is hereby ratified, approved and confirmed in every respect. All liens created, extended or renewed by the Original Mortgage are hereby extended, renewed and carried forward by this instrument and incorporated herein. All references to the Original Mortgage in any documents heretofore or hereafter executed shall be deemed to refer to the Original Mortgage as amended by this Amendment.

[The rest of this page is intentionally left blank. The signature pages follow.]

FIRST AMENDMENT – Page 4

EXECUTED on the date(s) of the acknowledgment(s) below, to be effective as of the date first set forth above.

MORTGAGOR:

PRIMEENERGY RESOURCES CORPORATION, f/k/a PrimeEnergy Corporation

By:	/s/ Beverly A. Cummings
Beverly A. Cummings Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Resources Corporation, a Delaware corporation (f/k/a PrimeEnergy Corporation), on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

MORTGAGOR (CONTINUED):

PRIMEENERGY MANAGEMENT CORPORATION

By:	/s/ Beverly A. Cummings
Beverly A. Cummings Executive Vice President, Treasurer & Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Beverly A. Cummings, Executive Vice President, Treasurer & Chief Financial Officer of PrimeEnergy Management Corporation, a New York corporation, on behalf of said corporation.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

MORTGAGEE:

CITIBANK, N.A., as Administrative Agent, as Mortgagee

By:	/s/ Ryan Watson
Ryan Watson
Senior Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Ryan Watson, Senior Vice President of Citibank, N.A., a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

ORIGINAL MORTGAGEE:

PNC BANK, successor to BBVA USA, formerly known as Compass Bank, as Original Mortgagee

By:	/s/ Julia Barnhill
Julia Barnhill
Vice President

STATE OF TEXAS	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on the ____ day of December, 2021, by Julia Barnhill, a Vice President of PNC Bank, successor to BBVA USA, a national banking association, on behalf of said banking association.

Notary Public, State of Texas

FIRST AMENDMENT – Signature Page

SCHEDULE I

A. Amended, Restated and Consolidated Mortgage of Oil and Gas Property, Security Agreement, Assignment of Production and Financing Statement by PrimeEnergy Corporation and PrimeEnergy Management Corporation, as Mortgagor to Compass Bank, as Administrative Agent and Mortgagee, for the benefit of the Secured Parties dated as of May 5, 2017, which has been recorded as follows:

Location	Recording Information	Date Recorded
Caddo County, Oklahoma	Volume 3050, Page 452, Document No. 201700005988	06/17/2017

Comanche County, Oklahoma	Book 7836, Page 46, Document No. I-2017-008505	06/05/2017

Dewey County, Oklahoma	Book 1674, Page 288, Document No. I-2017-004915	06/06/2017

Garfield County, Oklahoma	Book 2344, Page 971, Document No. 7072	07/05/2017

Grant County, Oklahoma	Book 737, Page 44, Document No. I-2017-000883	06/06/2017

Harper County, Oklahoma	Book 726, Page 588, Document No. I-2017-000605	06/05/2017

Kingfisher County, Oklahoma	Book 3028, Page 397, Document No. I-2017-006670	06/06/2017

Lincoln County, Oklahoma	Book 2255, Page 117, Document No. I-2017-004369	06/06/2017

Logan County, Oklahoma	Book 2731, Page 421, Document No. I-2017-005402	06/05/2017

Major County, Oklahoma	Book 1968, Page 74, Document No. I-2017-002833	06/06/2017

Noble County, Oklahoma	Book 813, Page 872, Document No. I-2017-001519	06/05/2017

Roger Mills County, Oklahoma	Book 2369, Page 122, Document No. I-2017-001167	06/06/2017

Woodward County, Oklahoma	Book 2372, Page 235, Document No. I-2016-008855	06/06/2017

Schedule I – Page 1

EXHIBIT A

[See attached.]

Exhibit A – Cover Page